Acquisitions	12 Months Ended
Dec. 31, 2020
Acquisitions [Abstract]
Acquisitions
Note 3. Acquisitions

ReCreation Marketing

In July 2019, the Company obtained a 30% stake in a Canadian distribution entity, ReCreation for $1 million paid at closing. In November 2020, the Company invested an additional $1 million related to our 30% stake. In November 2020, The Company also invested an additional $2 million increasing its ownership interest to 50%. We received board seats aligned with our ownership position. The Company also provided a $2.0 million unsecured loan to ReCreation bearing interest at 8% per annum and maturing November 19, 2022. As discussed in Note 2, the Company has determined that ReCreation is a VIE due its required subordinated financial support. The Company has determined it is the primary beneficiary due its 50% equity interest, additional subordinated financing and distribution agreement with ReCreation for the sale of the Company’s products. As a result, the Company began consolidating ReCreation effective November 2020. As of December 31, 2020, the Company had not completed the accounting for the acquisition. The following table summarizes the consideration transferred and calculation of goodwill based on excess of the acquisition price over the estimated fair value of the identifiable net assets acquired and are based on management’s preliminary estimates:

Total consideration transferred	$4,000
Adjustments to consideration transferred:
Cash acquired	(3,711)
Working capital	418
Debt forgiven	2,000
Adjusted consideration transferred	2,707
Assets acquired:
Working capital (primarily AR and inventory)	1,551
Fixed assets and Other long term assets	70
Other liabilities	(203)
Non-controlling interest	(4,050)
Net assets acquired	$(2,632)

Goodwill	$5,339

The goodwill of $5.3 million consists of the synergies expected from combining the operations and is currently not deductible for tax purposes.

Standard Diversified Inc. (“SDI”)

On July 16, 2020, the Company completed its merger with SDI, whereby SDI was merged into a wholly-owned subsidiary of the Company in a tax-free downstream merger. Under the terms of the merger, the holders of SDI’s Class A Common Stock and SDI’s Class B Common Stock (collectively, “SDI Common Stock”) received in the aggregate, in return for their SDI Common Stock, TPB Voting Common Stock (“TPB Common Stock”) at a ratio of 0.52095 shares of TPB Common Stock for each share of SDI Common Stock at the time of the merger. SDI divested its assets, other than SDI’s TPB Common Stock, prior to close such that the net liabilities at closing were minimal and the only assets that SDI retained were the remaining TPB Common Stock holdings. The transaction was accounted for as an asset purchase for $236.0 million in consideration, comprised of 7,934,704 shares of TPB Common Stock valued at $234.3 million plus transaction costs and assumed net liabilities. $236.0 million was assigned to the 8,178,918 shares of TPB Common Stock acquired. Shares of TPB Common Stock acquired in excess of the shares issued were retired. The Company no longer has a controlling shareholder and 244,214 shares of TPB Common Stock were retired resulting in a charge of $1.7 million recorded in Accumulated earnings (deficit).

Durfort Holdings

In June 2020, the Company purchased certain tobacco assets and distribution rights from Durfort Holdings S.R.L. (“Durfort”) and Blunt Wrap USA for $47.7 million in total consideration, comprised of $37.7 million in cash, including $1.7 million of capitalized transaction costs, and a $10.0 million unsecured subordinated promissory note (“Promissory Note”). With this transaction, the Company acquired co-ownership in the intellectual property rights of all of Durfort’s and Blunt Wrap USA’s Homogenized Tobacco Leaf (“HTL”) cigar wraps and cones. The Company also entered into an exclusive Master Distribution Agreement to market and sell the original Blunt Wrap® cigar wraps within the USA which was effective October 9, 2020. Durfort is an industry leader in alternative cigar and cigar wrap manufacturing and distribution. Blunt Wrap USA has been an innovator of new products in the smoking alternative market since 1997 and has secured patents in the USA and internationally for novel smoking wrappers and cones. The transaction was accounted for as an asset purchase with $42.2 million assigned to intellectual property, which has an indefinite life, and $5.5 million assigned to the Master Distribution Agreement, which has a 15 year life. Both assets are currently deductible for tax purposes.

Solace Technologies

In July 2019, the Company purchased the assets of E-Vape 12, Inc and Solace Technologies LLC (“Solace”) for $9.4 million in total consideration, comprised of $7.7 million in cash, $1.1 million earn-out fair value, and $0.5 million holdback for 18 months, which was adjusted by $0.2 million for a working capital deficiency. The earn-out consists of 44,295 shares of the Company’s common stock to be issued to the former owners upon the achievement of certain annual milestones. Immediately following the acquisition, 88,582 PRSUs with a fair value of $4.62 million were issued to former owners who became employees. See Note 17, “Share Incentive Plans”, for further details. Solace is an innovative product development company that has grown from the creator of one of the leading vape juice brands in the industry into a leader of alternative ingredients product development. The Company intends to incorporate Solace’s innovative products as well as the legacy vapor products into our Nu-X development engine. The Company completed the accounting for the acquisition during the third quarter 2020. The following purchase price and goodwill are based on the excess of the acquisition price over the estimated fair value of the tangible and intangible assets acquired:

Total consideration transferred	$9,405
Adjustments to consideration transferred:
Cash acquired	(45)
Working capital	(235)
Adjusted consideration transferred	9,125
Assets acquired:
Working capital (primarily AR and inventory)	1,132
Fixed assets and Other long term assets	414
Intangible assets	1,352
Other liabilities	(209)
Net assets acquired	$2,689

Goodwill	$6,436

The goodwill of $6.4 million consists of the synergies and scale expected from combining the operations and is currently deductible for tax purposes.